BLACKROCK FUNDS

Supplement Dated August 4, 2009 to the
Statement of Additional Information
dated January 28, 2009

The Statement of Additional, dated January 28, 2009, of BlackRock Funds as it relates to the Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios (collectively, the “Money Market Portfolios”) is superseded by the Statement of Additional Information dated July 29, 2009 of the Money Market Portfolios. As this Statement of Additional Information relates to the other portfolios included herein, it remains in full force and effect.

Code#BRMM-SAI-0809-Sup